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                                                                    EXHIBIT 99.2

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                $   2,775,718,774.20
Beginning of the Month Finance Charge Receivables:           $     131,434,056.52
Beginning of the Month Discounted Receivables:               $               0.00
Beginning of the Month Total Receivables:                    $   2,907,152,830.72

Removed Principal Receivables:                               $               0.00
Removed Finance Charge Receivables:                          $               0.00
Removed Total Receivables:                                   $               0.00

Additional Principal Receivables:                            $     266,530,152.83
Additional Finance Charge Receivables:                       $       1,516,650.47
Additional Total Receivables:                                $     268,046,803.30


Discounted Receivables Generated this Period:                $               0.00

End of the Month Principal Receivables:                      $   2,970,295,835.51
End of the Month Finance Charge Receivables:                 $     125,373,372.08
End of the Month Discounted Receivables:                     $               0.00
End of the Month Total Receivables:                          $   3,095,669,207.59

Special Funding Account Balance                              $               0.00
Aggregate Invested Amount (all Master Trust Series)          $   2,330,000,000.00
End of the Month Transferor Amount                           $     640,295,835.51
End of the Month Transferor Percentage                                      21.56%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                       RECEIVABLES

      30-59 Days Delinquent                                  $      66,763,348.72
      60-89 Days Delinquent                                  $      45,265,862.71
      90+ Days Delinquent                                    $     100,255,491.32
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                                                                          Page 2

      Total 30+ Days Delinquent                              $     212,284,702.75
      Delinquent Percentage                                                  6.86%

Defaulted Accounts During the Month                          $      21,296,810.22
Annualized Default Percentage                                                9.21%

Principal Collections                                              446,667,733.06
Principal Payment Rate                                                      16.09%

Total Payment Rate                                                          17.13%


INVESTED AMOUNTS

      Class A Initial Invested Amount                        $     368,000,000.00
      Class B Initial Invested Amount                        $      32,000,000.00


INITIAL INVESTED AMOUNT                                      $     400,000,000.00

      Class A Invested Amount                                $     368,000,000.00
      Class B Invested Amount                                $      32,000,000.00


INVESTED AMOUNT                                              $     400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                              13.70%
PRINCIPAL ALLOCATION PERCENTAGE                                             13.70%


MONTHLY SERVICING FEE                                        $         500,000.00

INVESTOR DEFAULT AMOUNT                                      $       2,918,387.09


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                 92.00%

      Class A Finance Charge Collections                     $       6,954,810.08
      Other Amounts                                          $               0.00

TOTAL CLASS A AVAILABLE FUNDS                                $       6,954,810.08
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                                                                          Page 3

      Class A Monthly Interest                               $       1,606,166.67
      Class A Servicing Fee                                  $         460,000.00
      Class A Investor Default Amount                        $       2,684,916.12

TOTAL CLASS A EXCESS SPREAD                                  $       2,203,727.29


REQUIRED AMOUNT                                              $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                  8.00%

      Class B Finance Charge Collections                     $         604,766.10
      Other Amounts                                          $               0.00

TOTAL CLASS B AVAILABLE FUNDS                                $         604,766.10


      Class B Monthly Interest                               $         142,600.00
      Class B Servicing Fee                                  $          40,000.00

TOTAL CLASS B EXCESS SPREAD                                  $         422,166.10


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                          $       2,625,893.39


      Excess Spread Applied to Required Amount               $               0.00

      Excess Spread Applied to Class A Investor              $               0.00
      Charge Offs

      Excess Spread Applied to Class B Items                 $         233,470.97

      Excess Spread Applied to Class B Investor              $               0.00
      Charge Offs
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                                                                          Page 4

      Excess Spread Applied to Monthly Cash                  $          28,000.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral               $               0.00
      Account

      Excess Spread Applied to other amounts owed            $               0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $       2,364,422.42


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $       9,072,177.56


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $               0.00
SERIES 1995-A

      Excess Finance Charge Collections Applied to           $               0.00
      Required Amount

      Excess Finance Charge Collections Applied to           $               0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to           $               0.00
      Class B Items

      Excess Finance Charge Collections Applied to           $               0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to           $               0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to           $               0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to           $               0.00
      other amounts owed Cash Collateral Depositor

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                                                                          Page 5

YIELD AND BASE RATE --


      Base Rate (Current Month)                                              6.75%
      Base Rate (Prior Month)                                                7.16%
      Base Rate (Two Months Ago)                                             7.19%

THREE MONTH AVERAGE BASE RATE                                                7.03%

      Portfolio Yield (Current Month)                                       13.92%
      Portfolio Yield (Prior Month)                                         11.48%
      Portfolio Yield (Two Months Ago)                                      11.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                         12.27%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                92.00%

      Class A Principal Collections                          $      56,603,642.66


CLASS B PRINCIPAL PERCENTAGE                                                 8.00%

      Class B Principal Collections                          $       4,922,055.90


TOTAL PRINCIPAL COLLECTIONS                                  $      61,525,698.56


REALLOCATED PRINCIPAL COLLECTIONS                            $               0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER            $               0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                         $               0.00
      Deficit Controlled Amortization Amount                 $               0.00

CONTROLLED DISTRIBUTION AMOUNT                               $               0.00

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                                                                          Page 6

CLASS B AMORTIZATION --

      Controlled Amortization Amount                         $               0.00
      Deficit Controlled Amortization Amount                 $               0.00

CONTROLLED DISTRIBUTION AMOUNT                               $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL          $      61,525,698.56
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                 $               0.00

CLASS B INVESTOR CHARGE OFFS                                 $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $               0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                      $               0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                        $      52,000,000.00
      Available Cash Collateral Amount                       $      52,000,000.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Paymets                      $               0.00
      Class B Interest Rate Cap Paymets                      $               0.00


TOTAL DRAW AMOUNT                                            $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $               0.00


                                                  First USA Bank, NA
                                                  as Servicer


                                                  By: /s/ Tracie Klein
                                                  ------------------------------
                                                  Tracie H. Klein
                                                  First Vice President